Exhibit 4.1.1

CLASS A COMMON STOCK

INCORPORATED UNDER THE LAWS OF DELAWARE

NUMBER

TSA

THIS CERTIFIES THAT is the owner of

SHARES

CLASS A COMMON STOCKS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 87336U 10 5

tableau®

SOFTWARE

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.0001 PAR VALUE, OF Tableau Software, inc.

This Certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated:

Dated:

VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY

CHIEF EXECUTIVE OFFICER AND CO-FOUNDER

COUNTERSIGNED AMERICAN STOCKAND TRANSFER REGISTERED: TRUST& COMPANY, LLC

(Brooklyn, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America

COLUMBIA, 711 ARMSTRONG TENNESSEE LANE 38401 PROOF TABLEAU OF: SOFTWARE MAY 10, 2013

(931) 388-3003 WO- 6948 FACE - LOT 1

SALES: HOLLY GRONER 931-490-7660 OPERATOR: Rev. 2 DKS for Printing: Intaglio prints in SC-3 Dark Green.

Colors Selected for Printing: Intaglio prints in SC-3 Dark Green.

However, COLOR: This it is not proof an was exact printed color from rendition, a digital and ?le the or ?nal artwork printed on product a graphics may quality, appear color slightly laser different printer. from It is a the good proof representation due to the difference of the color between as it will the appear dyes and on the printing ?nal ink. product.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act ................................
(State)

Additional abbreviations may also be used though not in the above list.

 For value received,                                                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.